Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
AMENDMENT NUMBER 1 TO MASTER REPURCHASE AGREEMENT AND SECURITIES CONTRACT
THIS AMENDMENT NUMBER 1 TO MASTER REPURCHASE AGREEMENT AND SECURITIES CONTRACT, dated as of October 8, 2021 (this “Amendment”), is by and between LOANDEPOT.COM, LLC, a Delaware limited liability company (“Seller”), and BANK OF MONTREAL, a Canadian Chartered bank acting through its Chicago Branch (“Buyer”). Unless otherwise defined herein, capitalized terms used in this Amendment have the meanings assigned to such terms in the Master Repurchase Agreement and Securities Contract, dated as of September 23, 2021 (as amended, restated, supplemented or otherwise modified to the date hereof and by this Amendment, the “Repurchase Agreement”), between the Seller and the Buyer.
RECITALS
WHEREAS, the Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Repurchase Agreement be amended to reflect certain agreed upon changes;
NOW, THEREFORE, in consideration of the mutual covenants made herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to Repurchase Agreement. Effective as of the date hereof, the Repurchase Agreement is hereby amended by amending and restating the definition of “Minimum Margin Threshold” in Section 2 thereof in its entirety as follows:
“Minimum Margin Threshold” shall mean [***].

SECTION 2.Agreement in Full Force and Effect as Amended. As specifically amended hereby, the Repurchase Agreement and each of the other Facility Documents remains in full force and effect. All references to the Repurchase Agreement or any other Facility Document shall be deemed to mean the Repurchase Agreement or such Facility Document as supplemented and amended pursuant to this Amendment. This Amendment shall not constitute a novation of the Repurchase Agreement or any other Facility Document, but is a supplement thereto. The parties hereto agree to be bound by the terms and conditions of the Repurchase Agreement and Facility Documents, each as amended or supplemented by this Amendment, to the same effect as if such terms and conditions were set forth herein verbatim.
SECTION 3.Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the day when the Buyer has received a copy of this Amendment, duly executed by each of the parties hereto.
SECTION 4.Miscellaneous.
(i)This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The parties agree that this Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Counterparts may be delivered electronically. The parties agree that this Amendment or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, the UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.

(ii)The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(iii)This Amendment may not be amended or otherwise modified other than by an agreement in writing signed by each of the parties hereto.

(iv)THIS AMENDMENT AND ANY CLAIM, DISPUTE OR CONTROVERSY ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

SELLER:
        LOANDEPOT.COM, LLC

By:    /s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED TO:
BUYER:
BANK OF MONTREAL
By:    /s/ Michael Pryluck
Name: Michael Pryluck
Title:    Managing Director